                                                             EXHIBIT 10.36


                              AMENDMENT NO. 1

                                     TO

                            AMENDED AND RESTATED

                              CREDIT AGREEMENT

     This Amendment No. 1 To Amended and Restated Credit Agreement (this "Amendment"), dated as of September 27, 2002, amends that certain Amended and Restated Credit Agreement, dated as of June 27, 2002 ("Agreement"), among Mail-Well, Inc., a Colorado corporation ("Parent"), Mail- Well I Corporation, a Delaware corporation ("Mail-Well I"), and certain subsidiaries of Mail-Well I (Mail-Well I and each such subsidiary, individually, a "Borrower", and, collectively, the "Borrowers"), a syndicate of financial institutions party thereto (the "Lenders"), and Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                              R E C I T A L S

     WHEREAS, Parent, the Borrowers, the Lenders and the Agent have entered into the Agreement;

     WHEREAS, Parent and the Borrowers desire to amend the Agreement; and

     WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, Parent and the Borrowers hereby agree as follows.

                             A G R E E M E N T

     Section 1.  Amendments to the Agreement. The Agent, the Lenders, Parent
                 ---------------------------
and the Borrowers agree that the Agreement shall be amended as follows:

             A.  The definition of "Adjusted Net Earnings from Operations"
                                    -------------------------------------
     in Annex A of the Agreement is hereby amended by adding a new clause (h)
        -------
     thereto which shall read as follows:

                 ; and (h) the amount (not to exceed $21,400,000 in the
             aggregate) of any write-offs of deferred costs and any rental expense incurred by Mail-Well I in connection with the refinancing of the KeyBank Lease in August 2002.

             B.  The definition of "Fixed Charges" in Annex A of the Agreement
                                    -------------     -------
     is hereby amended in its entirety to read as follows:

                 "Fixed Charges" means, with respect to any fiscal period of
                  -------------
             Parent being measured on a consolidated basis, without duplication, cash interest expense (excluding deferred financing fees), Capital Expenditures (excluding


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             Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), scheduled principal payments of Debt (excluding scheduled monthly reductions of the Maximum PP&E Loan Amount, unless paid in cash, and excluding payment, at maturity, of the Convertible Notes), cash dividends and other dispositions to the extent permitted to be made hereunder, and the positive amount, if any, of all Federal, state, local and foreign income taxes paid in cash (net of tax refunds received in such measurement period).

             C.  Clause (vi)(D) of the definition of "Permitted Acquisition"
                 --------------                       ---------------------
     in Annex A of this Agreement is hereby amended by deleting the reference
        -------
     to "$45,000,000" contained therein and replacing it with "$60,000,000."

             D.  Clause (b) of the definition of "Permitted Disposition" in
                 ----------                       ---------------------
     Annex A of the Agreement is hereby amended in its entirety to read as
     -------
     follows:

                 (b) sales or other dispositions of Equipment in the ordinary course of its business that is obsolete or no longer useable in its business with a fair market value not to exceed $10,000,000 in the aggregate in any of the first, second, or third years after the Initial Funding Date, provided that the applicable
                                             --------
             Person shall deliver the net cash proceeds of any such sale or disposition to Agent for application to the Revolving Loan and reduction of the Maximum PP&E Loan Amount in accordance with Sections 3.3 and 3.8;
             ------------     ---

             E.  A new (c)(iii) is hereby added to clause (c) of the
                       --------                    ----------
     definition of "Permitted Dispositions" in Annex A of the Agreement as
                    ----------------------     -------
     follows:

                 (iii) sales or dispositions of the Equipment to be disposed of in the reorganization described on Appendix A, provided that
                                                   ----------  --------
             the applicable Person shall deliver the net cash proceeds of any such sale or disposition to Agent for application to the Revolving Loans and reduction of the Maximum PP&E Loan Amount in accordance with Sections 3.3 and 3.8, and any non-cash consideration received
                  ------------     ---
             from such sale or disposition shall constitute additional Collateral, in which Agent shall have a duly perfected Lien;

             F.  Section 3.3 of the Agreement is hereby amended in its entirety
                 -----------
     to read as follows:

                 3.3  Mandatory Reductions of Maximum PP&E Loan Amount. The
                      ------------------------------------------------
             Maximum PP&E Loan Amount shall immediately be permanently reduced:

                      (a) in the event of any disposition of assets described
                 in clauses (b) or (c) of the definition of Permitted
                    -----------    ---
                 Disposition, by an amount equal to the greater of (i) 100% of the net proceeds of such disposition, less the amount that any Eligible Accounts or Eligible Inventory included in such disposition contributed towards the Borrowing Base as of the date of such disposition as determined by the Agent in its reasonable determination, or (ii) the amount that any assets included in such disposition (other than assets

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                 consisting of Eligible Accounts or Eligible Inventory)
                 contributed towards the Borrowing Base as of the date of such disposition, as determined by the Agent in its reasonable determination; provided, however, that if at the time of a
                                --------  -------
                 disposition of assets described in clauses (b) or (c)(iii) of
                                                    -----------    --------
                 the definition of Permitted Disposition Borrowers have notified Agent that any Equipment included in such disposition will be replaced in the next 180 days, then the reduction to the Maximum PP&E Loan Amount in respect of the Equipment Borrowers intend to replace shall not be made until after the 180 period has expired, and such reduction shall be net of the orderly liquidation value of any appraised Eligible Equipment that is acquired within such time period to replace the disposed of assets;

                      (b) in the event of any incurrence of Debt described
                 in clause (d) of Section 7.13, by an amount equal to 100% of
                    ----------    ------------
                 the net proceeds of any such Debt;

                      (c) in the event of any receipt of insurance or
                 condemnation proceeds in respect of Collateral consisting
                 of Fixed Assets, unless Borrowers are entitled under
                 Section 7.6(b) to replace, repair, restore, or rebuild such
                 --------------
                 Fixed Assets, by an amount equal to 100% of the net proceeds of any such insurance or condemnation proceeds; and

                      (d) in the event any Equipment described in clause
                                                                  ------
                 (c)(iii) of the definition of "Permitted Disposition" is
                 --------                       ---------------------
                 rendered inoperable or taken out of service, by an amount equal to the amount such assets contributed towards the Borrowing Base, as determined by the Agent in its reasonable discretion; provided, however, that if at the time such
                             --------  -------
                 Equipment is rendered inoperable or taken out of service Borrowers have notified Agent that any of such Equipment will be rendered operable and put back into service in the next 180 days, then the reduction to the Maximum PP&E Loan Amount for such portion of the Equipment shall not be made until after the 180 day period has expired, and such reduction shall be net of the orderly liquidation value of any appraised Eligible Equipment that is rendered operable and put back into service within such time period.

             G.  The first two sentences of Section 5.2 (d) are hereby
                                            ---------------
     amended in their entirety to read as follows:

                 With each of the annual audited Financial Statements
             delivered pursuant to Section 5.2 (a), and with each of the
                                   ---------------
             monthly unaudited Financial Statements delivered pursuant to
             Section 5.2 (b), a certificate of a Responsible Officer of
             ---------------
             Parent setting forth in reasonable detail the calculations required to establish that Parent and its Subsidiaries were in compliance with the covenants set forth in Sections 7.22 through
                                                        -------------
             7.23 during the period covered (excluding the comparable prior
             ----
             period) in such Financial Statements and as at the end thereof. Within 30 days after the end of each month, a certificate of a Responsible Officer of Parent (1) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties

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             contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month, and (2) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements, and explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements, which explanations, descriptions, and analysis to be given pursuant to this Section 5.2(d)(2) shall be satisfied by the availability to
                  -----------------
             Agent and the Lenders of the discussion appearing in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" sections of either Parent's Annual Report on Form 10-K or Parent's Quarterly Report on Form 10-Q.

             H.  Section 5.2(k) of the Agreement is hereby amended to read as
                 --------------
     follows:

                 As soon as available, but in any event within 20 days after the end of each fiscal month (for such fiscal month), a Borrowing Base Certificate, and supporting information in accordance with
             Section 9 of the Security Agreement, and, in addition, if
             ---------
             Availability has dropped below (i) $30,000,000 at any time, or (ii) $35,000,000 for 5 consecutive Business Days, then a report of sales and collections and an accounts receivable roll-forward by Wednesday of each week, respecting the prior week.

             I.  The following new Section 5.4 is hereby added to Article 5 of
                                   -----------                    ---------
     the Agreement:

                 5.4  Management Discussions. In addition to any discussions
                      ----------------------
             provided for in Sections 5.2 (a) or 7.4 (b), Parent and Borrowers
                             ----------------    -------
             shall make available their chief financial officer, treasurer or other relevant members of management for a telephonic meeting upon the request of Agent or any of the Lenders acting through the Agent (but not more frequently than one call per month for all Lenders) to discuss the financial results of Parent and its Subsidiaries reflected in the monthly Financial Statements delivered to Agent and the Lenders pursuant to Section 5.2 (a)
                                                            ---------------
             or (b). Such meetings shall take place within 5 Business Days
                ---
             of the dissemination of such Financial Statements.

             J.  Section 7.9 of the Agreement is hereby amended by adding
                 -----------
     the following to the end thereof:

             For purposes of this Agreement, "disposition" shall not include any change in the carrying value of any assets recognized by Parent or its Subsidiaries under or in connection with FAS 142 or FAS 144.

             K.  Sections 7.22 and 7.23 of the Agreement are hereby amended
                 -------------     ----
     in their entirety to read as follows:

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                 7.22 A.  Fixed Charge Coverage Ratio. Parent will maintain a
                          ---------------------------
             Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ended on the last day of each fiscal quarter set forth below (or, with respect to each of the fiscal quarters ending on or before June 28, 2003, for the period commencing on July 1, 2002 and ending on the last day of such fiscal quarter) of at least the ratio set forth below opposite each such fiscal quarter:

                 Fiscal Quarter Ending      Minimum Fixed Charge Coverage Ratio
                 ---------------------      -----------------------------------
                     September 2002                     0.45:1.00
                     December 2002                      0.70:1.00
                      March 2003                        0.90:1.00
                      June 2003                         0.95:1.00
             September 2003 and thereafter              1.15:1.00

             provided, however, that following the reduction of the Maximum
             --------  -------
             PP&E Loan Amount to $0, the above minimum Fixed Charge Coverage Ratios will each be reduced by 0.05:1.00.

                      B.  Minimum Availability. Borrowers shall maintain
                          --------------------
             Availability of not less than $25,000,000 (with all obligations of Borrowers and their Subsidiaries current) at all times until and including the date on which Borrowers demonstrate to Agent's satisfaction that they can provide weekly reporting of their sales and collections and weekly accounts receivable rollforwards.

                 7.23 Adjusted Tangible Net Worth. Parent will maintain
                      ---------------------------
             Adjusted Tangible Net Worth, determined as of the last day of each of the following fiscal months, of at least the amounts below opposite such month:

                    Measurement Date                  Minimum Amount
                    ----------------                  --------------

                 June 2002 - August 2002               $295,000,000
             September 2002 - November 2002            $255,000,000
              December 2002 - February 2003            $255,000,000
                 March 2003 - May 2003                 $265,000,000
                June 2003 - August 2003                $275,000,000
             September 2003 - November 2003            $300,000,000
              December 2003 and thereafter             $325,000,000

             provided, however, that the foregoing Minimum Amounts shall be
             --------  -------
             adjusted, by: (a) increasing such amounts to reflect 100% of the net cash proceeds received by Parent from the issuance of Capital Stock since the Initial Funding Date, and any gains recognized by Parent or its Subsidiaries resulting from the disposition of Assets Held For Disposition or Restructuring Assets since the Initial Funding Date, and (b) decreasing such amounts to reflect:
             (i) any losses (not to exceed an aggregate amount of $32,000,000) recognized by Parent or its Subsidiaries since the Initial Funding Date resulting from the disposition of Assets Held For

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             Disposition or Restructuring Assets, and (ii) any reduction in
             Adjusted Tangible Net Worth resulting from a Permitted Acquisition (but only up to an aggregate amount for all Permitted Acquisitions equal to 25% of the amount received by Parent from the issuance of Capital Stock since the Initial Funding Date).

             L.  Paragraph 11.1(a) of the Agreement is hereby amended by
                 -----------------
     deleting therefrom the language before clause (i) that reads:
                                            ----------

                 "provided, however, that no such waiver, amendment, or
                  --------  -------
             consent shall, unless in writing and signed by all the Lenders, Parent and the Borrowers and acknowledged by the Agent, do any of the following:"

     and replacing it with:

                 "provided, however, that no such waiver, amendment or consent
                  --------  -------
             with respect to Section 7.22B shall be effective unless in writing
                             -------------
             and signed by Required Lenders, Parent and the Borrowers and acknowledged by the Agent; and provided further, however, that
                                            -------- -------  -------
             no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders, Parent and the Borrowers and acknowledged by the Agent, do any of the following:"

             M.  Section 14.21 of the Agreement is hereby amended by deleting
                 -------------
     clauses (iii) and (iv) therefrom and replacing them with "and (iii) if the Maximum PP&E Loan Limit has been reduced to $0, Agent shall release the Mortgages."

             N. Notwithstanding anything to the contrary contained in the Agreement, the Applicable Margin shall be set at Level III in the grid set forth in the definition of "Applicable Margin," commencing
                                     -----------------
     October 1, 2003 and continuing until the next adjustment is required to be made pursuant to the existing terms of such definition.

             O.  Appendix A to this Amendment is hereby added as Appendix A
                 ----------                                      ----------
     to the Agreement.

             P. Any references in the Agreement, or in any of the Loan Documents, to "Wisco III, LLC" are hereby amended to read "Wisco III, L.L.C."

     Section 2.  Conditions. The effectiveness of this Amendment is subject
                 ----------
to the satisfaction of the following conditions precedent:

             A.  Amendment. Receipt by the Agent of copies of this Amendment
                 ---------
     signed by Parent, the Borrowers and the Majority Lenders.

             B.  Fee. Agent shall have received an amendment fee, for the
                 ---
     ratable benefit of the Lenders, in the amount of $750,000, which shall be fully earned when paid.

             C.  Other Documents. Parent and the Borrowers shall have executed
                 ---------------
     and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

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     Section 3.  Miscellaneous.
                 -------------

             A.  Survival of Representations and Warranties. All
                 ------------------------------------------
     representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon.

             B.  Reference to Agreement. The Agreement, each of the Loan
                 ----------------------
     Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

             C.  Agreement Remains in Effect. The Agreement and the Loan
                 ---------------------------
     Documents, as amended hereby, remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. Parent and the Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default exists as of the date hereof.

             D.  Severability. Any provision of this Amendment held by a court
                 ------------
     of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

             E.  APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                 --------------
     CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

             F.  Successors and Assigns. This Amendment is binding upon and
                 ----------------------
     shall inure to the benefit of Agent, the Lenders, Parent and the Borrowers and their respective successors and assigns; provided, however,
                                                            --------  -------
     that Parent and the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders.

             G.  Counterparts. This Amendment may be executed in one or more
                 ------------
     counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

             H.  Headings. The headings, captions and arrangements used in
                 --------
     this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

             I.  NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER
                 ------------------
     LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS.


                                 * * * * *

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     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                    "PARENT"

                                    MAIL-WELL, INC.,
                                    a Colorado corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    "BORROWERS"

                                    MAIL-WELL I CORPORATION,
                                    a Delaware corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    MAIL-WELL COMMERCIAL PRINTING, INC.,
                                    a Delaware corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    POSER BUSINESS FORMS, INC.,
                                    a Delaware corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

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                                    DISCOUNT LABELS, INC.,
                                    an Indiana corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    NATIONAL GRAPHICS COMPANY,
                                    a Colorado corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    MAIL-WELL WEST, INC.,
                                    a Delaware corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    WISCO III, L.L.C.,
                                    a Delaware limited liability company

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    MAIL-WELL GOVERNMENT PRINTING, INC.,
                                    a Colorado corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

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                                    HILL GRAPHICS, INC.,
                                    a Texas corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    MAIL-WELL SERVICES, INC.,
                                    a Colorado corporation

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    "AGENT"
                                    BANK OF AMERICA, N.A.,
                                    as the Agent

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------



ACKNOWLEDGED AND AGREED TO ON
THIS     DAY OF SEPTEMBER, 2002:
     ---

"MAJORITY LENDERS"

BANK OF AMERICA, N.A.,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

                                     10


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FLEET CAPITAL CORPORATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


WACHOVIA BANK, NATIONAL
ASSOCIATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


JPMORGAN CHASE BANK,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


FOOTHILL CAPITAL CORPORATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

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WASHINGTON MUTUAL BANK,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


MERRILL LYNCH BUSINESS FINANCIAL
SERVICES,
as a Lender

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


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